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                                                                    EXHIBIT 10.5

VIA COURIER

March 12, 1999

Bernard H. Bressler, Ph.D.
Vice President Research
University of British Columbia
2075 Wesbrook Mall
Vancouver, B.C.
V6T 1W5

Roger Newton, Ph.D.
President & C.E.O.
Esperion Therapeutics, Inc.
3621 S. State Street, 695 KMS Place
Ann Arbor, MI
48108

Dear Dr. Bressler and Dr. Newton,

          Re:  License Agreement dated July 1, 1998 between Inex
          Pharmaceuticals Corporation ("Inex") and The University of British Columbia ("UBC")

          re:  Sub-License by Inex to Esperion Therapeutics, Inc. ("Esperion")
               Title:  Liposome Compositions and Methods
               for the Treatment of Atherosclerosis.
          Serial No. and Filing Date:  US SN 08/507,170; March 4,1994
          Inventors:  Hope, M. and Rodrigueza, W.
          Inex File No.:  500
          UILO File No.:  94-049

          Inex hereby requests the consent of UBC under Article 4 of the above noted License Agreement, to a sublicense of the above noted technology to Esperion (the "Esperion Sublicense"), substantially in the form attached as Appendix A.

          In addition to the above noted consent, Inex requests that the provisions of the License Agreement, specifically as it relates to the above noted Hope/Rodrigueza Technology, be amended as follows:
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          4A.0  SUBLICENSING OF HOPE/RODRIGUEZA
          TECHNOLOGY (UILO FILE 94-049):

          The provisions of Article 4.0 SUBLICENSING of the UBC License, and any other inconsistent provision of the UBC License relating to Sub-Licensing, as they relate to, and only to, the Hope/Rodrigueza Technology (UILO File 94-049) are amended to include and to give effect to the following:

          4A.1  Curing of events of default by Sublicensees.  Sublicenses
                -------------------------------------------
          granted by Licensee shall terminate upon the termination of Licensee's rights granted herein unless events of default are cured by Licensee or sublicensee within ninety (90) days of notification by UBC of default and/or as provided by the terms of this Agreement. Each sublicense shall contain covenants by the sublicensee to observe and perform similar terms and conditions to those in this Agreement. UBC agrees that if Licensee has provided to UBC notice that Licensee has granted a sublicense to a sublicensee under this Agreement, then in the event UBC terminates this Agreement for any reason, UBC shall provide to such sublicensee written notice of such termination no less than ninety (90) days prior to the effective date of such termination. The sublicensee may during such ninety (90) day period provide to UBC notice wherein the sublicensee: (a) reaffirms the terms and conditions of this Agreement as it relates to the rights the sublicensee has been granted under the sublicense; (b) agrees to abide by all of the terms and conditions of this Agreement applicable to sublicensees and to discharge directly all pertinent obligations of Licensee which Licensee is obligated hereunder to discharge with respect to such sublicense; and (c) acknowledges that UBC shall have no obligations to the sublicensee other than its obligations set forth in this Agreement with regard to Licensee. UBC agrees that upon such sublicensee's notice and provided such sublicensee is not in material breach of its sublicense, UBC shall either (i) provide for the continuation of such sublicense as a direct license from UBC to such sublicensee, or (ii) at UBC's election grant to such sublicensee a new license, effective as of the date of termination of this Agreement which provides for license rights and terms equivalent to the sublicense rights and terms which Licensee shall have granted to such sublicensee. In the event transfer to a sublicensee as considered in this paragraph of the continuation of a sublicense or a grant of a direct license by UBC, as considered in this Paragraph, UBC shall be entitled to receive the full benefit of such sublicense or license.
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          The signatories to this letter further agree that UBC shall be deemed a third party beneficiary of the Esperion Sublicense for the purpose of enforcing UBC's rights under Article X and Article XI of the Esperion Sublicense.

Sincerely,


David J. Main
VP, Commercial Development
Inex Pharmaceuticals Corp.


                              CONSENT & AGREEMENT

                              ESPERION THERAPEUTICS, INC.


                              /s/ Roger Newton
                              ---------------------------
                              Dr. Roger Newton
                              President & C.E.O.

                              March 18, 1999
                              ---------------------------
                              Date


                              CONSENT & AGREEMENT
                              The undersigned hereby consents to the sublicense, substantially in the form attached, and agrees to the amendments to the License Agreement proposed herein:

                              UNIVERSITY OF BRITISH COLUMBIA


                              /s/ Bernard H. Bressler
                              ---------------------------
                              Dr.  Bernard H. Bressler
                              Vice President Research

                              March 15, 1999
                              ---------------------------
                              Date